Other Balance Sheet Information - Schedule of Comparative Detailed Information about Other Current Liabilities (Detail) - USD ($) $ in Thousands		Jan. 31, 2017	Jan. 31, 2016
Other current liabilities:
Current maturities of long-term debt		$ 9	$ 88
Accrued compensation		13,364	14,988
Accrued insurance		12,206	12,093
Income taxes payable		9,088	8,584
Other accrued expenses		16,954	26,473
Total		64,052	$ 62,226
Africa and Australia [Member]
Other current liabilities:
Reserve for assets held for sale	[1]	$ 12,431

[1]	Reserve for assets held for sale represents the impairment of assets held for sale in Australia and Africa. In calculating the impairment, the carrying amount of the assets included the cumulative currency translation adjustment related to our Australian and African entities.